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                                                                       Exhibit 4

     FRONT

     Number            WARWICK VALLEY TELEPHONE COMPANY                  SHARES
                                COMMON SHARES

         INCORPORATED UNDER THE LAWS OF    SEE REVERSE FOR CERTAIN DEFINITIONS
             THE STATE OF NEW YORK                  CUSIP  936750  10 8



         THIS CERTFIES THAT




                                    SPECIMEN

         IS THE OWNER OF

    FULLY PAID AND NONASSESSABLE COMMON SHARES,PAR VALUE $0.01 PER SHARE, OF
                        WARWICK VALLEY TELEPHONE COMPANY
transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

         IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed in facsimile by its duly authorized officers and its Corporate Seal to be affixed in facsimile.

Dated:


     /S/ Herbert Gareiss, Jr.      CORPORATE SEAL         /S/  M. Lynn Pike
                            Secretary                                 President

                                      -28-
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         BACK

                        WARWICK VALLEY TELEPHONE COMPANY

                  The Corporation will furnish to any shareholder upon request and without charge, a full statement of the designations, preferences, limitations and relative rights of the shares of each class which the Corporation is authorized to issue.

                  The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common    UNIF GIFT MIN ACT-________Custodian_________
TEN ENT - as tenants by the entireties               (Cust)          (Minor)
JT TEN  - as joint tenants with right of          under Uniform Gifts to Minors
          survivorship and not as tenants         Act__________________________
          in common                                          (State)

     Additional abbreviations may also be used though not in the above list

 For Value Received, __________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
[                                     ]
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   PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE

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                                                                          Shares
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of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Dated
     -----------------------------------



                            --------------------------------------------
                            NOTICE: THE SIGNATURE OF THIS ASSIGMENT MUST
                                    CORRESPOND WITH THE NAME AS WRITTEN UPON THE
                                    FACE OF THE CERTIFICATE IN EVERY PARTICULAR,
                                    WITHOUT ALTERATION OR ENLARGEMENT OR ANY
                                    CHANGE WHATEVER.

Signature(s) Guaranteed:



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THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARNATOR
INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE
MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.



                                      -29-